UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2026

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way,	Loudon,	Tennessee	37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)				(I.R.S. Employer Identification No.)

(865)	458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	MBUU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On August 27, 2026, Malibu Boats, Inc. (the “Company”) issued an earnings release and filed a Form 8-K ("Initial Form 8-K") announcing its financial results for the three months and year ended June 30, 2026. A copy of the earnings release was attached as Exhibit 99.1 to the Initial Form 8-K. Subsequent to that filing, the Company identified a clerical error in the amount of Acquisition and integration related expenses for the three months ended June 30, 2026, used to determine its non-GAAP financial measures for the same period. Acquisition and integration related expenses (in thousands) for the three months ended June 30, 2026 should be $4,145 (instead of $6,698). As a result, for the three months ended June 30, 2026, Adjusted EBITDA (in thousands) should be $31,393 (instead of $33,946), Adjusted EBITDA Margin should be 10.6% (instead of 11.5%), Adjusted Income Before Taxes (in thousands) should be $20,683 (instead of $23,236), Income Tax Expense on Adjusted Income Before Income Taxes (in thousands) should be $4,695 (instead of $5,275), Adjusted Net Income (in thousands) should be $15,988 (instead of $17,961), Adjusted Income Before Taxes Per Share should be $1.06 (instead of $1.19), Income Tax Expense on Adjusted Income Before Income Taxes Per Share should be $0.24 (instead of $0.27), and Adjusted Net Income Per Share should be $0.82 (instead of $0.92).

This change did not affect any other portion of the earnings release, including the financial statements and the non-GAAP financial measures for the year ended June 30, 2026. As a result, the Company is filing this Current Report on Form 8-K/A to furnish the Company’s revised earnings release regarding its consolidated financial results for the three months and year ended June 30, 2026 to include the foregoing revision.

Item 2.02. Results of Operations and Financial Condition.

On August 27, 2026, Malibu Boats, Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and fiscal year ended June 30, 2026. A copy of the Company’s press release is being furnished hereto as Exhibit 99.1 and incorporated into this Item by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is being furnished as part of this report:

Exhibit No.	Description

Exhibit 99.1	Press Release dated August 27, 2026 (corrected)
Exhibit 104	The Cover Page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Malibu Boats, Inc.

Date: August 31, 2026	/s/ Steven D. Menneto
Steven D. Menneto
President and Chief Executive Officer